                                                                     EXHIBIT 4.2

                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.
                         SUBSCRIPTION RIGHTS OFFERING

                         NOTICE OF GUARANTEED DELIVERY

                      TIME SENSITIVE--THIS OFFER EXPIRES
                               ON JULY __, 1997


     As set forth in the Prospectus under "THE OFFERING--Method of Exercise of Subscription Rights" and "--Payment for ICH Shares," this form or one substantially equivalent hereto may be used by a New York Stock Exchange member or a bank or trust company with an office or correspondent in the United States as a means of effecting a subscription on behalf of an IMH Holder pursuant to the subscription rights offering (the "Offer") of shares of Common Stock (the "ICH Shares") of the Imperial Credit Commercial Holdings, Inc. (the "Company"). Such form must be delivered by hand, sent by facsimile transmission, overnight courier or first-class mailed to the Subscription Agent prior to 5:00 P.M., New York City time, on July __, 1997 (the "Expiration Date"). However, if sent by facsimile, the original executed form must be sent promptly thereafter by hand or mail delivery.

                   The Subscription Agent for the Offer Is:

                               BankBoston, N.A.

             By Mail:                               Facsimile Transmission:                       By Overnight Courier
       Boston EquiServe LP                      (for Eligible Institutions Only)                     BankBoston, N.A.
 Attn:  Corporation Reorganization                      (617) 794-6333                       Attn:  Corporate Reorganization
          P.O. Box 9061                       For Facsimile Confirmation Telephone:              c/o Boston EquiServe LP
 Boston, Massachusetts 02205-8686                       (617) 794-6388                              70 Campenelli Drive
                                                                                              Braintree, Massachusetts 02184

For information on this Offer call Shareholder Communications Corp., toll free at (800) ___-____.

DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     This notice specifies the number of ICH Shares subscribed for under both the Primary Subscription Privilege and Over-Subscription Privilege, and guarantees ICH delivery of confirmed exercise instructions electronically or by a form of the enclosed Beneficial Owner Certificate, no later than the close of business on July __, 1997. Failure to deliver such exercise instructions will result in an IMH Holder's forfeiture of the Subscription Rights. In the event that the ICH Shares are prorated pursuant to the Over-Subscription Privilege or in connection with the Maximum Offer Amount, a portion of the payment of the Subscription Price will be refunded to IMH Holders by the Subscription Agent.
If any IMH Holder exercises his or her right to acquire ICH Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to such IMH Holder will be applied by the Company toward payment for additional ICH Shares acquired pursuant to exercise of the Over-Subscription Privilege.

                                        Broker Assigned Control #_______________

                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.
                                   GUARANTEE

     The undersigned, a member of the New York Stock Exchange or a bank or trust company having an office or correspondent in the United States, guarantees to the Subscription Agent delivery of confirmed exercise instructions by the close of business on July __, 1997 in connection with the exercise of Subscription Rights to acquire ICH Shares at the Subscription Price of $15,00 per ICH Share. Payment of the aggregate Subscription Price, determined as set forth below, is due by the close of business on July __, 1997 (the "Expiration Date").

                                                                                                        Payment amount based on
                                                                                                           the Subscription
                                                                                                     Price of $15.00 per ICH Share
                                                                                                     -----------------------------
1. Primary Subscription
   Privilege:                     Number of Subscription          Number of Primary Subscription
                                  Rights to be exercised:         ICH Shares subscribed for:
                                  _______                         _______ ICH Shares x $15.00                = $ __________

2. Over-Subscription
   Privilege:                                                     Number of Over-Subscription
                                                                  ICH Shares subscribed for:
                                                                  _______ ICH Shares x $15.00                = $ __________

3. Total:                                                         Total number of ICH
                                                                  Shares subscribed for:                 Total payment amount:
                                                                  _______ ICH Shares x $15.00                = $ __________

--------------
How will you exercise the Subscription Rights on behalf of the beneficial owners? (circle one)

     A.  Through DTC or another depository OR
     B. By delivery of a Subscription Notification Certificate directly to the Subscription Agent.

Indicate the Subscription Notification Certificate Number for Each Applicable IMH Holder:

------------------------------------

------------------------------------

------------------------------------

------------------------------------

------------------------------------      -------------------------------------
           Name of Firm                           Authorized Signature

------------------------------------      -------------------------------------
     DTC Participant Number                               Title


------------------------------------      -------------------------------------
            Address                            Name (Please Type or Print)


------------------------------------      -------------------------------------
City         State          Zip Code                   Phone Number


------------------------------------      -------------------------------------
           Contact Name                                   Date

                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.
                         SUBSCRIPTION RIGHTS OFFERING

      SHAREHOLDER SUBSCRIPTION NOTIFICATION CERTIFICATE AND EXERCISE FORM

                VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT
             BEFORE 5:00 P.M., NEW YORK CITY TIME ON JULY __, 1997


     As the registered owner of this Subscription Notification Certificate, you have been granted Subscription Rights, based on the number of IMH Shares you owned on June __, 1997 (the "Record Date"), to subscribe for the number of ICH Shares of the Company shown on the reverse of this Certificate. Under the Primary Subscription Privilege, you may subscribe for one ICH Share for every IMH Share held on the Record Date. The Subscription Price per ICH Share will be $15.00 per ICH Share. Pursuant to the Over-Subscription Privilege, you may subscribe for any number of additional ICH Shares (to the extent available), provided you have exercised all the Subscription Rights.


                         METHOD OF EXERCISE OF RIGHTS

     To exercise your Subscription Rights, subscribe for ICH Shares and calculate the payment for such ICH Shares, you must either (i) complete Sections 1 and 2 (and, if applicable, Section 3) of the Exercise Form on the reverse of this Subscription Notification Certificate, and deliver the Subscription Notification Certificate and payment for the ICH Shares to the Subscription Agent by one of the methods described below or (ii) deliver payment for the ICH Shares and a properly completed Notice of Guaranteed Delivery to the Subscription Agent by one of the methods described below, in either case prior to 5:00 P.M., New York City time, on the Expiration Date. See the Prospectus for more details.

                   The Subscription Agent for this Offer Is:

                               BankBoston, N.A.

             By Mail:                          Facsimile Transmission:                By Overnight Courier
      Boston EquiServe LP                 (for Eligible Institutions Only)               BankBoston, N.A.
 Attn:  Corporate Reorganization                   (617) 794-6333               Attn:  Corporate Reorganization
          P.O. Box 9061                 For Facsimile Confirmation Telephone:        c/o Boston EquiServe LP
 Boston, Massachusetts 02205-8686                  (617) 794-6388                      70 Campenelli Drive
                                                                                 Braintree, Massachusetts 02184


For information on this Offer call Shareholder Communications Corp., toll free at (800) ___-____.


DELIVERY OF THIS CERTIFICATE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE SUBSCRIPTION AGENT.

Initial confirmation notices will be sent to IMH Holders by July __, 1997 (the "Initial Confirmation Date").

        SUBSCRIPTION RIGHTS TO PURCHASE ICH SHARES ARE NON-TRANSFERABLE

Any questions regarding the Offer may be directed to the Information Agent, Shareholder Communications Corp., toll free at (800) ___-____.

                                             TAX ID NUMBER ---------------------

                 Subscription Notification Certificate No. ---------------------

                                               Account No. ---------------------

       Subscription Rights Represented by this Certificate ---------------------

                 Primary Subscription ICH Shares Available ---------------------


              SECTION 1: DETAILS OF SUBSCRIPTION-PLEASE PRINT ALL
                        INFORMATION CLEARLY AND LEGIBLY
--------------------------------------------------------------------------------
IF YOU WISH TO SUBSCRIBE FOR ALL OF THE ICH SHARES YOU ARE ENTITLED TO PURCHASE:

A. I wish to subscribe for all of the   ____________ x $15.00     = $___________
   ICH Shares I am entitled to          (Total number             Payment Amount
   purchase under the Primary           of ICH Shares
   Subscription Privilege               entitled to be
                                        purchased)

B. I wish to subscribe for additional   + __________ x $15.00     = $___________
   ICH Shares, if available, pursuant   (Number of                Payment Amount
   to the Over-Subscription Privilege.  over-subscription
                                        ICH Shares to be
                                        purchased)

                                        TOTAL AMOUNT              = $___________
                                        ENCLOSED

+ You may only purchase additional ICH Shares pursuant to the Over-Subscription
  Privilege if you have fully exercised the Subscription Rights under the Primary Subscription Privilege.
--------------------------------------------------------------------------------
 IF YOU DO NOT WISH TO SUBSCRIBE FOR ALL OF THE ICH SHARES YOU ARE ENTITLED TO
                                   PURCHASE:

C. I wish to subscribe only for the     ____________ x $15.00     = $___________
   following number of ICH Shares       (Number of                Payment Amount
   under the Primary Subscription       ICH Shares to
   Privilege.                           be purchased)

                                        TOTAL AMOUNT              = $___________
                                        ENCLOSED

                           SECTION 2: CERTIFICATION

--------------------------------------------------------------------------------
     I acknowledge that I have received the Prospectus, for this Offer, and I hereby irrevocably subscribe for the number of ICH Shares indicated above on the terms and conditions set forth in the Prospectus.

     I hereby agree that if I fail to pay the full Subscription Price for the ICH Shares I have subscribed for, the Company may exercise any of its remedies, as noted in the Prospectus.

                                               ---------------------------------
Name and Signature of IMH Holder(s)            ---------------------------------
Please provide your telephone number           ---------------------------------
                                               ---------------------------------

     If you wish to have your ICH Shares and refund check (if any) delivered to an address other than the address of record listed on the top of this card, you must have your signature guaranteed by a member of the New York Stock Exchange or by a bank or trust company with an office or correspondent in the United States and provide the delivery address below. Please check below if your address of record should be changed to this address permanently:

     Delivery Address:                      Change my address of record to such
     -----------------------------------    delivery address [_]
     -----------------------------------
     -----------------------------------

-------------------------------------------------------------------------------

                    SECTION 3: DESIGNATION OF BROKER/DEALER

--------------------------------------------------------------------------------
     The following broker/dealer is hereby designated as having been instrumental in my exercise of Subscription Rights pursuant to this Offer:

FIRM:___________________________________________________________________________
BROKER/DEALER NAME:_____________________________________________________________
BROKER/DEALER NUMBER:___________________________________________________________

--------------------------------------------------------------------------------

                     NOMINEE HOLDER OVER-SUBSCRIPTION FORM
                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.

                              SUBSCRIPTION RIGHTS
                    DTC PARTICIPANT OVER-SUBSCRIPTION FORM
                     NOMINEE HOLDER OVER-SUBSCRIPTION FORM
                  PLEASE COMPLETE ALL APPLICABLE INFORMATION


                   The Subscription Agent for the Offer Is:

                               BankBoston, N.A.

             By Mail:                        Facsimile Transmission:                   By Overnight Courier
       Boston EquiServe LP               (for Eligible Institutions Only)                 BankBoston, N.A.
  Attn:  Corporate Reorganization               (617) 794-6333                   Attn:  Corporate Reorganization
          P.O. Box 9061                For Facsimile Confirmation Telephone:          c/o Boston EquiServe LP
 Boston, Massachusetts 02205-8686               (617) 794-6388                          70 Campenelli Drive
                                                                                  Braintree, Massachusetts 02184

For information on this Offer call Shareholder Communications, Corp., toll free at (800) ___-____.


DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF SUBSCRIPTION RIGHTS WITH RESPECT TO WHICH THE OVER-SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY DELIVERY OF THE SUBSCRIPTION NOTIFICATION CERTIFICATE.

                             --------------------

     THE TERMS AND CONDITIONS OF THE OFFERING OF ICH SHARES ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JUNE __, 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT.

                             --------------------

     VOID, UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON JULY __, 1997 (THE "EXPIRATION DATE").

                             --------------------

     1. The undersigned hereby certifies to the Subscription Agent that it is a participant in (the "Depository") and that it has either (i) exercised the Over-Subscription Privilege in respect of Subscription Rights and delivered such exercised Subscription Rights to the Subscription Agent by means of transfer to the Depositary Account of the Fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Over-Subscription Privilege and will deliver the Subscription Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

     2. The undersigned hereby exercised the Over-Subscription Privilege to purchase, to the extent available, ICH Shares and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription Privileges have been exercised.*

     3. The undersigned understands that payment of the Subscription Price per Share for each ICH Share subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 P.M. New York City time on the Expiration Date and
          represents that such payment, in the aggregate amount of $        ,
          either (check appropriate box):

          [_] is being delivered to the Subscription Agent herewith, or has been delivered separately to the Subscription Agent;

          [_] and is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

               [_] uncertified check   [_] certified check   [_] bank draft


-------------------------------------     -------------------------------------
Over-Subscription Confirmation Number             Name of Nominee Holder


-------------------------------------     -------------------------------------
    Depository Participant Number                         Address

Contact Name:
             ------------------------     -------------------------------------
                                          City             State       Zip Code

Phone Number:                             By:
             ------------------------        ----------------------------------


Dated:                         , 1996     Name:
      -------------------------                --------------------------------

                                          Title:
                                                -------------------------------





--------------------
* PLEASE ATTACH A BENEFICIAL OWNER CERTIFICATION CONTAINING THE RECORD DATE IMH SHARE POSITION, THE NUMBER OF PRIMARY SUBSCRIPTION ICH SHARES SUBSCRIBED FOR AND THE NUMBER OF ICH SHARES REQUESTED IN THE OVER-SUBSCRIPTION PRIVILEGE, BY EACH SUCH OWNER.

                   IMPERIAL CREDIT COMMERCIAL HOLDINGS, INC.

                        BENEFICIAL OWNER CERTIFICATION

     The undersigned, a bank, broker or other nominee holder of Subscription Rights to purchase ICH Shares of Imperial Credit Commercial Holdings, Inc. (the "Company") pursuant of the rights offering (the "Offer") described and provided for in the Company's Prospectus dated June __, 1997, (the "Prospectus"), hereby certifies to the Company and to BankBoston, N.A., as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Subscription Rights specified on such line pursuant to the Primary Subscription Privilege (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional ICH Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

                                                                                                        Number of Shares
                                                   Number of Subscription Privileges                       Requested
                                                               Exercised                                  Pursuant to
                                                          Pursuant to Primary                           Over-Subscription
              Record Date Shares                         Subscription Privilege                             Privilege
              ------------------                         ----------------------                             ---------
(1)  ------------------------------------         ------------------------------------         ------------------------------------

(2)  ------------------------------------         ------------------------------------         ------------------------------------

(3)  ------------------------------------         ------------------------------------         ------------------------------------

(4)  ------------------------------------         ------------------------------------         ------------------------------------

(5)  ------------------------------------         ------------------------------------         ------------------------------------

(6)  ------------------------------------         ------------------------------------         ------------------------------------

(7)  ------------------------------------         ------------------------------------         ------------------------------------

(8)  ------------------------------------         ------------------------------------         ------------------------------------

(9)  ------------------------------------         ------------------------------------         ------------------------------------

(10) ------------------------------------         ------------------------------------         ------------------------------------



------------------------------------
      Name of Nominee Holder


By:
   ---------------------------------
   Name:
   Title:

Provide the following information if applicable:


                                         Name of Broker:
------------------------------------                    ---------------------
Depository Trust Corporation ("DTC")
         Participant Number


                                         Address:
------------------------------------             ----------------------------
      DTC Primary Subscription
       Confirmation Number(s)